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                                                                   EXHIBIT 10.35


                               SECURITY AGREEMENT



         This SECURITY AGREEMENT ("Agreement"), dated as of June 13, 1997, is made by Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), and each of the Persons listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to
Section 22 of this Agreement (each a "Grantor" and collectively "Grantors"), jointly and severally in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for the benefit of the Lenders that are or become party to the Loan Agreement referred to below (collectively "Secured Party"), with reference to the following facts:


                                    RECITALS

                  A. Pursuant to the Revolving Loan Agreement of even date herewith by and among Borrower, the lenders from time to time a party thereto (collectively, the "Lenders" and individually, a "Lender"), and Wells Fargo Bank, National Association, as the Agent for the Lenders (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), the Lenders have agreed to extend certain credit facilities to Borrower.

                  B. The Loan Agreement provides, as a condition of the availability of such credit facilities, that Grantors shall enter into this Agreement and shall grant security interests to Secured Party as herein provided.

                  C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


                                    AGREEMENT

         NOW, THEREFORE, in order to induce the Lenders to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant as follows:

         1. Definitions. This Agreement is the Security Agreement referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this





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Agreement shall have the meanings defined for those terms in the Loan Agreement.
Terms defined in the California Uniform Commercial Code and not otherwise defined in this Agreement or in the Loan Agreement shall have the meanings defined for those terms in the California Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

         "Agreement" means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

         "Collateral" means and includes all present and future right, title and interest of Grantors, or any one or more of them, in or to any Property or assets whatsoever, whether now or hereafter acquired and wherever the same may from time to time be located, and all rights and powers of Grantors, or any one or more of them, to transfer any interest in or to any Property or assets whatsoever, including, without limitation, any and all of the following
Property:

                  (a) All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, letters of credit, undertakings, surety bonds, insurance policies (whether or not required by the terms of the Loan Documents), notes and drafts, and all forms of obligations owing to any Grantor or in which any Grantor may have any interest, however created or arising and whether or not earned by performance;

                  (b) All present and future general intangibles, all tax refunds of every kind and nature to which any Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer and supplier lists, trademarks, trade names, patents, licenses, permits, copyrights, technology, processes, proprietary information and insurance proceeds of which any Grantor is a beneficiary;

                  (c) All present and future deposit accounts of any Grantor, including, without limitation, any demand, time, savings, passbook or like account maintained by any Grantor with any bank, savings and loan association, credit union or like organization, and all money, Cash and Cash Equivalents of any Grantor, whether or not deposited in any such deposit account;

                  (d) All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to any Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;






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                  (e)      All present and future goods, including, without
         limitation, all consumer goods, farm products, inventory, equipment, catalogs, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of any Grantor's business, including all goods as defined in Section 9109(2) of the California Uniform Commercial Code;

                  (f) All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

                  (g) All present and future Investment Collateral and all rights, preferences, privileges and Distributions with respect thereto;

                  (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                  (i) All other tangible and intangible Property of any Grantor;

                  (j) All rights, remedies, powers and/or privileges of any Grantor with respect to any of the foregoing, including the right to make claims thereunder or with respect thereto; and

                  (k) Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing;

provided that the term "Collateral", as used in this Agreement, shall not include the following: (i) interests pledged pursuant to the Pledge Agreement or
(ii) Real Property or any interest therein.

         "Distribution" means dividends, distributions, redemption payments, liquidation payments, and all rights to any of the foregoing.

         "Grantors" means Borrower, those Persons listed on the signature pages hereto, and those Domestic Subsidiaries of Borrower, if any, that become parties hereto as provided in Section 22 hereof, and each of them, and any one or more of them, jointly and severally.






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         "Investment Collateral" means investment property, securities, security entitlements, financial assets, stocks, bonds, debentures, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, Investments and/or securities accounts, brokerage accounts and the like.

         "Secured Obligations" means any and all present and future Obligations of any type or nature of Borrower or any other Grantor to Secured Party arising under or relating to the Loan Documents or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including Obligations of performance as well as Obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower or any other Grantor.

         "Secured Party" means the Agent (acting as the Agent and/or on behalf or the Lenders), and the Lenders, and each of them, and any one or more of them. Subject to the terms of the Loan Agreement, any right, remedy, privilege or power of Secured Party may be exercised by the Agent, or by the Requisite Lenders, or by any Lender acting with the consent of the Requisite Lenders.

         2. Further Assurances. At any time and from time to time at the request of Secured Party, each Grantor shall execute or cause to be executed and deliver to Secured Party all such financing statements, control agreements and other instruments and documents in form and substance satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party's security interests granted pursuant to Section 3 of this Agreement. At any time and from time to time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interests granted in Section 3 of this Agreement. Before and after the occurrence of any Event of Default, at Secured Party's request, each Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Secured Party's security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantors will upon demand of Secured Party deliver possession of same in pledge to Secured Party. With respect to any Collateral consisting of Investment Collateral, Grantors hereby (a) irrevocably direct the issuers of or obligors on any such Collateral, or each securities intermediary, registrar, transfer agent or trustee for any such Collateral, to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary





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heretofore or hereafter given by such Grantor or any other Person to any of such parties; and (b) covenant and agree to transfer or reinvest any such Collateral, immediately upon Secured Party's request, in such manner as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in such Collateral in favor of Secured Party, or the priority, control and exclusivity thereof, free of all other liens and claims except as may be permitted by the terms hereof.

         3. Security Agreement. For valuable consideration, each Grantor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of all of the Secured Obligations. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of Borrower, any Grantor or any other Person or any other event or proceeding affecting any Person.

         4. Incorporation of Provisions of Loan Documents; Grantors' Representations, Warranties and Agreements. This Agreement is one of the Loan Documents referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants, and other provisions contained in any Loan Document that are applicable to the Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth herein in full. Without limiting the generality of the foregoing, the arbitration provisions set forth in Section 11.25 of the Loan Agreement are incorporated herein and each Grantor hereby agrees to be bound by such provisions and that any "Dispute" (as such term is defined in such Section) relating to this Agreement shall be resolved in accordance with such provisions. In addition, except as otherwise disclosed to Secured Party in writing concurrently herewith, Grantors represent, warrant and agree that: (a) Grantors own the sole, full and clear title to all of the existing Collateral and Grantors have the right and power to grant the security interests granted hereunder; (b) each Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the portion of the Collateral owned by it, except such as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (c) the Collateral will not be used for any unlawful purpose or in violation of any Law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (d) each Grantor will, to the extent consistent with good business practice, keep the portion of the Collateral owned by it in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like Property;





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(e) each Grantor will take all reasonable steps to preserve and protect the
Collateral; (f) each Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Loan Agreement and as is consistent with sound business practice, and will cause Secured Party to be designated as an additional insured and loss payee with respect to all insurance (whether or not required by the Loan Agreement), will obtain the written agreement of the insurers that such insurance shall not be cancelled, terminated or materially modified to the detriment of Secured Party without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (g) Grantors will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral (considered as a whole) from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantors will not remove or permit to be removed any part of the Collateral from their places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents; and (h) in the event any Grantor changes its name or its address as either are set forth herein or in the Loan Agreement, such Grantor will notify Secured Party of such name and/or address change promptly, but in any event, within thirty (30) days.

         5. Secured Party's Rights Re Collateral. At any time (whether or not an Event of Default has occurred), without notice or demand and at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) at all reasonable times on reasonable notice, enter upon any premises on which Collateral is situated and examine the same or (b) perform any obligation of any Grantor under this Agreement or any obligation of any other Person under the Loan Documents. At any time (whether or not an Event of Default has occurred) and from time to time, at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (i) notify obligors on the Collateral that the Collateral has been assigned to Secured Party; and (ii) at any time and from time to time request from obligors on the Collateral, in the name of any Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon; provided, however, that in either case any such communication with customers of Grantors shall be carried out by Secured Party through Grantors' independent auditors unless an Event of Default shall then have occurred and be continuing. Each Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Each Grantor shall at any time at Secured Party's request mark the Collateral and/or such Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to





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confirm and verify the value of the Collateral and to do whatever else Secured
Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Grantors shall be carried out by Secured Party through Grantors' independent auditors unless an Event of Default shall then have occurred and be continuing. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

         6. Collections on the Collateral. Except as otherwise provided in any Loan Document, Grantors shall have the right to use and to continue to make collections on and receive Distributions and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, Grantors' right to make collections on and receive Distributions and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all Distributions, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantors in trust for Secured Party and immediately delivered in kind to Secured Party. Any remittance received by any Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party's security interests. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of the appropriate Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the appropriate Grantor, to the same extent as though it were manually executed by the duly authorized officer of the appropriate Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.






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         7.       Possession of Collateral by Secured Party. All the Collateral
now, heretofore or hereafter delivered to Secured Party shall be held by Agent on behalf of Secured Party in Agent's possession, custody and control. Any or all of the Collateral delivered to Secured Party may be held in an interest-bearing or non-interest-bearing account, in Secured Party's sole and absolute discretion, and Secured Party may, in its discretion, apply any such interest to payment of the Secured Obligations. Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantors' obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantors, and the receipt of any of the same by any Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

         8. Events of Default. There shall be an Event of Default hereunder upon the occurrence and during the continuance of an Event of Default under the Loan Agreement.

         9. Rights Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantors and without affecting the Obligations of Grantors hereunder or under any other Loan Document, or the enforceability of the Liens and security interests created hereby: (a) to foreclose the Liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking





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possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all Distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to cause the Collateral to be registered in the name of Secured Party, as legal owner; (g) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other Property in exchange for the Collateral; (h) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (i) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of any Grantor; (j) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of any Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and each Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantors may be applied by Secured Party without notice to Grantors to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (k) to insure, process and preserve the Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (m) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of each Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the portion of the Collateral owned by such Grantor or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of any Grantor for such purposes and for such periods of time as reasonably required by Secured Party;
(n) to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to the appropriate Grantor





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



such opened mail as does not relate to the Collateral; and (o) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantors will, at Secured Party's request, assemble the Collateral and make it available to Secured Party at places which Secured Party may reasonably designate, whether at the premises of Grantors or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantors for the purpose of Secured Party's taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

         Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

         Any public or private sale or other disposition of the Collateral may be held at any office of Agent, or at Grantors' places of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral's being within the view of prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantors expressly waive any right to direct the order and manner of sale of any Collateral. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion. Grantors and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

         Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to Borrower, as agent for Grantors, reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Borrower at its address set forth in the Loan Agreement, or delivered or otherwise sent to Borrower, at least five (5) days before the date of the sale. Each Grantor other than Borrower hereby irrevocably appoints Borrower as its agent for the purpose





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of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to Borrower. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this paragraph.

         With respect to any Investment Collateral, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws ("Registered Collateral"), Secured Party may, in its sole and absolute discretion, sell all or any part of such Collateral at private or public sale in any such manner and under such circumstances as may be permitted by law. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any Investment Collateral other than Registered Collateral is sold at private sale, Grantors agree that if such Collateral is sold for a price which Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Grantors shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantors recognize that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

         Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person, and each Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

         10. Voting Rights; Dividends; etc. With respect to any Investment Collateral, so long as no Event of Default occurs and remains continuing:

                  10.1 Voting Rights. Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement, or the other Loan Documents; provided, however, that Grantors shall not exercise, or shall refrain from exercising, any such right if it would result in a Default.

                  10.2 Dividends and Other Distributions. Except as otherwise provided in any Loan Document, Grantors shall be entitled to receive and to retain and use any and all Distributions paid in respect of the Investment Collateral; provided, however, that, any and all such Distributions received in the form of instruments or certificated securities, warrants, options or rights to acquire instruments or certificated securities forthwith shall be, and the certificates representing such instruments or certificated securities, if any, forthwith shall be delivered to Secured Party to hold as pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of Secured Party, be segregated from the other Property of such Grantor, and forthwith be delivered to Secured Party as pledged Collateral in the same form as so received (with any necessary endorsements).

         11. Rights During Event of Default. With respect to any Investment Collateral, so long as an Event of Default has occurred and is continuing:

                  11.1 Voting, Dividend and Other Distribution Rights. At the option of Secured Party, all rights of Grantors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 10.1 above, and to receive the Distributions which they would otherwise be authorized to receive and retain pursuant to Section 10.2 above, shall cease, and all such rights thereupon shall become vested in Secured Party which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as additional Collateral such Distributions.

                  11.2 Distributions Held in Trust. All Distributions which are received by Grantors contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantors, and forthwith shall be paid over to Secured Party as additional Collateral in the same form as so received (with any necessary endorsements).

                  11.3 Irrevocable Proxy. Each Grantor does hereby revoke all previous proxies with regard to the Investment Collateral and appoint Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders or other equity holders of the Persons that issued the Investment Collateral and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, and to execute any and all written consents of shareholders or equity holders of such Persons executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or other interests or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default. Each Grantor hereby authorizes Secured Party to substitute another Person as the proxyholder and, upon the occurrence and during the continuance of any Event of Default, hereby authorizes the proxyholder to file this proxy and any substitution instrument with the secretary or other appropriate official of the appropriate Person. This proxy is coupled with an interest and is irrevocable until such time as all Secured Obligations have been paid and performed in full.

         12. Attorney-in-Fact. Each Grantor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes
(a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral;
(b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which any Grantor is obligated to do under this Agreement, at the expense of the Grantor so obligated and without any obligation to do so; (c) to prepare, sign, file and/or record, for any Grantor, in the name of the appropriate Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and if Secured Party so acts, it shall have no liability or responsibility for any such action taken with respect thereto.

         13. Costs and Expenses. Each Grantor agrees to pay to Secured Party all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured Obligation of any Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by each Grantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

         14. Statute of Limitations and Other Laws. Until the Secured Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Each Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

         15. Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by any Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth herein in full.

         16. Waivers and Consents. Each Grantor acknowledges that the Liens created or granted herein will or may secure Obligations of Persons other than each Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof; (d) accept partial payments on the Secured Obligations; (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Secured Obligations or any part thereof; (h) settle, release on terms satisfactory to Secured Party or by operation of applicable Laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the corporate existence of any Grantor or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Lien hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

         Upon the occurrence and during the continuance of any Event of Default, Secured Party may enforce this Agreement independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations secured hereby, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of any Grantor or any other Person or to proceed against any other Grantor or any Collateral provided by any other Grantor, and agrees that Secured Party may proceed against Grantors and/or the Collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any Affiliate of Borrower may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of any Grantor or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Secured Obligations even though the Secured Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Grantor and whether or not Borrower or any other Grantor shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Grantor with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Grantor (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of Secured Party to marshal assets in favor of any Grantor or any other Person, (e) any defect in any notice that may be given by or on behalf of Secured Party in connection with any sale or disposition of Collateral, if such defect does not detract from the practical effect of the notice, (f) any non-material failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower or any other Grantor or the Secured Obligations or any other security or guaranty therefor by operation of Law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,
(n) the avoidance of any Lien in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted, the benefits of any form of one-action rule under any applicable Law, or (q) any action taken by Secured Party that is authorized by this Section 16 or any other provision of any Loan Document. Until such time, if any, as all of the Secured Obligations have been paid and performed in full and no portion of the Commitment remains in effect, no Grantor shall have any right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Secured Party. Each Grantor specifically waives any rights or defenses such Grantor may have by reason of an election of remedies by Lender, or protection afforded to Borrower with respect to Borrower's obligations pursuant to the antideficiency or other laws limiting, qualifying or discharging Borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.

         17. Condition of Borrower and Its Subsidiaries. Each Grantor represents and warrants to Secured Party that each Grantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and each Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party (should any such duty exist) to disclose to any Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Secured Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

         18. Liens on Real Property. In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Secured Obligations of any Grantor, the enforceability of this Agreement, or the validity or enforceability of any Liens of Secured Party on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Grantor expressly waives any defenses to the enforcement of this Agreement or any Liens created or granted hereby or to the recovery by Secured Party against Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Grantors and may preclude Grantors from obtaining reimbursement or contribution from any of the other Grantors. Each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure SectionSection 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Grantor's failure to receive any such notice shall not impair or affect such Grantor's Obligations or the enforceability of this Agreement or any Liens created or granted hereby.

         19. Waiver of Discharge. Without limiting the generality of the foregoing, each Grantor hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral.

         20. Understandings with Respect to Waivers and Consents. Each Grantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantors otherwise may have against Borrower, Secured Party or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

         21. Continuing Effect. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         22. Additional Grantors. The initial Grantors hereunder shall be Borrower and the Significant Subsidiaries, if any, as are signatories hereto. From time to time following the Closing Date, additional Domestic Subsidiaries of Borrower may become parties hereto, as additional Grantors, by executing and delivering to the Agent an Instrument of Joinder substantially in the form of Exhibit A hereto, accompanied by such documentation as the Agent may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by the Agent, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its Property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Domestic Subsidiary of Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

         23. Release of Grantors. This Agreement and all Secured Obligations of Grantors hereunder shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitment remains outstanding. Upon such release of Grantors' Secured Obligations hereunder, Secured Party shall return any pledged Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantors.

         24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

         25. Additional Powers and Authorization. The Agent has been appointed as the Agent hereunder pursuant to the Loan Agreement and shall be entitled to the benefits of the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, the Agent may employ agents, trustees, or attorneys-in-fact and may vest any of them with any Property (including, without limitation, any Collateral pledged hereunder), title, right or power deemed necessary for the purposes of such appointment.

         26. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.


                                   "Grantors"

                                   CENTRAL FINANCIAL ACCEPTANCE
                                   CORPORATION,
                                   a Delaware corporation


                                   By:  /s/ Gary M. Cypres
                                      -------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer



                                   CENTRAL INSTALLMENT CREDIT
                                   CORPORATION, a California corporation


                                   By:  /s/ Gary M. Cypres
                                      -------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer



                                   CENTRAL CONSUMER FINANCE
                                   COMPANY, a Delaware corporation


                                   By:  /s/ Gary M. Cypres
                                      -------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                                 CENTRAL PREMIUM FINANCE
                                 COMPANY, a California corporation


                                 By:  /s/ Gary M. Cypres
                                    -------------------------------
                                          Gary M. Cypres
                                          Chief Executive Officer


                                 CENTRAVEL, INC., a California
                                 corporation



                                 By:  /s/ Gary M. Cypres
                                    -------------------------------
                                          Gary M. Cypres
                                          Chief Executive Officer



                                 BCE PROPERTIES, INC., a California corporation




                                 By:  /s/ Gary M. Cypres
                                    -------------------------------
                                          Gary M. Cypres
                                          Chief Executive Officer


                                 C.E.A. ACQUISITION CORPORATION, a California corporation



                                 By:  /s/ Gary M. Cypres
                                    -------------------------------
                                          Gary M. Cypres
                                          Chief Executive Officer

                                 C.E.A. TRAVEL CORPORATION, a California
                                 corporation



                                 By:  /s/ Gary M. Cypres
                                    -------------------------------
                                          Gary M. Cypres
                                          Chief Executive Officer




ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

"Secured Party"

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent for the Lenders


By:/s/ Perry Moreth
   -------------------------------
Title:  Vice President
      ----------------------------

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                              INSTRUMENT OF JOINDER


              HIS INSTRUMENT OF JOINDER ("Joinder") is executed as of _____________________________, 19___, by ______________________________________,
a ___________________________ ("Joining Party"), and delivered to Wells Fargo Bank, National Association, as Agent, pursuant to the Security Agreement dated as of June 13, 1997 made by Central Financial Acceptance Corporation, a Delaware corporation, and each of the Persons listed on the signature pages thereto (collectively, the "Grantors"), in favor of the Agent and the Lenders (the "Security Agreement"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Security Agreement.

                                    RECITALS

                  (a) The Security Agreement was made by the Grantors in favor of the Agent for the benefit of the Lenders that are parties o that certain Revolving Loan Agreement dated as of June 13, 1997, by and among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as the Agent for the Lenders.

                  (b) Joining Party is a Significant Subsidiary of Borrower, and as such is required pursuant to Section 5.15 of the Revolving Loan Agreement to become a Grantor under the terms and conditions of the Security Agreement.

                  (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Revolving Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

                  (1) By this Joinder, Joining Party becomes a "Grantor" under and pursuant to Section 22 of the Security Agreement. Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Security Agreement with respect to all Obligations of borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Security Agreement.

              (2)      The effective date of this Joinder is _________, 199___.

                                   "Joining Party"

                                   _____________________________________

                                   a ___________________________________



                                   By:__________________________________

                                   Title:_______________________________



ACKNOWLEDGED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent


By:____________________________

Title:_________________________









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